UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2011

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Portfolio Management Discussion and Performance Summaries	5

Schedules of Investments	16

Financial Statements	18

Financial Highlights	22

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	39

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectuses.

The Goldman Sachs Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who want current income. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which have an emphasis on dividend paying stocks. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade and non-investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs High Yield Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio may also invest in securities and other financial instruments, including derivatives (such as swaps and futures contracts), which may be denominated in currencies other than the U.S. dollar. Derivatives instruments may be illiquid, difficult to price and leveraged, so that small changes may produce disproportionate losses to the Portfolio. The Portfolio is subject to the risk factors of each Underlying Fund and the securities that it holds directly, which include prepayment, credit, liquidity, quantitative investing and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. From time to time, the Underlying Funds in which the Portfolio invests may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Goldman Sachs Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade and non-investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs High Yield Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio may also invest in securities and other financial instruments, including derivatives (such as swaps and futures contracts), which may be denominated in currencies other than the U.S. dollar. Derivatives instruments may be illiquid, difficult to price and leveraged, so that small changes may produce disproportionate losses to the Portfolio. The Portfolio seeks to achieve returns primarily in the form of price appreciation and may use different strategies in seeking tax efficiency. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders. The Portfolio is subject to the risk factors of each Underlying Fund and the securities that it holds directly, which include prepayment, credit, liquidity, quantitative investing and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. From time to time, the Underlying Funds in which the Portfolio invests may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Changes to the Team’s Management

Katinka Domotorffy, CIO and head of QIS, has decided to retire from the firm at the end of this year. Armen Avanessians will join GSAM as head of our global quantitative business. In this role, he will be responsible for overseeing our quantitative, rules-based and indexing businesses. Armen has been with the firm since 1985 and has extensive experience across a wide variety of quantitative, electronic, rules-based and analytical businesses. Armen joined Goldman Sachs in 1985 as a foreign exchange strategist. He became a partner in 1994 and a member of the Securities Division Executive Committee in 2003. Additionally, Ron Hua joins as a partner to serve as the chief investment officer and head of our quantitative equity alpha business, which will include our research and portfolio management activities. Donald Mulvihill will continue as CIO of customized Beta Strategies.

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ net assets plus any borrowings for investment purposes will be allocated among the Underlying Funds which invest primarily in equity securities, including U.S. large-cap, U.S. small-cap and international exposures, to seek capital appreciation. The Portfolios may also invest directly in other securities or instruments, including unaffiliated exchange-traded funds, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade bonds.

Market Review

Global economic growth slowed during the 12 months ended August 31, 2011 (the “Reporting Period”).

When the Reporting Period began in September 2010, the global economy seemed to have regained momentum after a mid-year slowdown that raised concerns about a double-dip recession. In the U.S., though job creation and the housing market remained weak, the recovery started to broaden beyond the corporate sector with a pickup in consumer demand. Further stimulus — including extensions of tax cuts and jobless benefits and more quantitative easing by the Federal Reserve (“the Fed”) — boosted confidence in the recovery. The Eurozone continued to beat economic expectations, due mainly to Germany’s exceptional performance. Growth in many emerging market countries tended to be far more robust than that of their developed market counterparts. To rein in growth and dampen inflation, the central banks of certain emerging nations, such as China and India, started raising interest rates.

During the first quarter of 2011, U.S. economic data, with the exception of the housing and labor markets, remained relatively strong. However, risks to the global economy proliferated. Political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African region. Oil prices rose sharply on concerns about potential supply disruptions. In March, Japan was struck by the Tohoku earthquake and tsunami, leading to a nuclear emergency at the Fukushima Daiichi plant. In Europe, as policymakers struggled to avert restructures, Ireland and Portugal joined Greece as recipients of European Union bailouts. In April, the European Central Bank delivered its first interest rate hike since the financial crisis in response to escalating inflation pressures.

Oil prices started to moderate in April, helped in June by the International Energy Agency’s agreement to release global strategic reserves. Japanese industrial output improved substantially toward the end of the Reporting Period, and the subsequent boost in U.S. manufacturing figures suggested that Japan’s recovery, even at these early stages, was repairing significant gaps in the global supply chain.

MARKET REVIEW

In spite of these modest improvements, a number of risks remained. U.S. labor markets had yet to show any consistent strength, and Eurozone policymakers were still working toward a detailed resolution to the peripheral European nations’ severe debt and fiscal problems. Moreover, fiscal pressures mounted in the U.S., where lawmakers disagreed on terms for raising the country’s debt ceiling. Fiscal concerns persisted after the debt ceiling was raised and Standard & Poor’s Ratings cut the U.S.’s AAA credit rating to AA+. Weak economic data fueled concerns that the U.S. and Europe could be headed back into recession. In the emerging markets, a number of economies, such as Brazil and Turkey, implemented interest rate cuts in the face of slowing global growth.

Equity Markets

U.S. and international equity indices posted gains during the Reporting Period. The U.S. equity market, as represented by the Standard & Poor’s 500® Index (the “S&P 500 Index”), posted a return of 18.50%. The MSCI ACWI (ex North America), representing non-U.S. equity markets, rose 10.80%. The emerging equity markets, represented by the MSCI Emerging Markets Index (Net), rose 9.07% during the Reporting Period.

From a capitalization perspective within the U.S. equity market, small-cap stocks performed best, followed rather closely by mid-cap stocks and then large-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.)

Fixed Income Markets

The fixed income market recorded positive results during the Reporting Period. In the U.S., riskier fixed income assets, especially commercial mortgage-backed securities and high yield corporate bonds, outperformed U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index returned 4.62% during the Reporting Period, while the Barclays Capital U.S. High Yield Bond Index (2% Cap) rose 8.32%.

The global fixed income market, as represented by the Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged), was up 8.85% for the Reporting Period. Emerging markets debt, as represented by the JP Morgan EMBI Global Diversified Index, also performed strongly, returning 7.02%. During the Reporting Period, emerging markets debt and local emerging markets debt generally traded in line with less volatile asset classes, helped by the increasingly widespread view that emerging markets central banks were well positioned to cut interest rates as needed to cushion the impact of deteriorating global economic growth.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend
Global Equity Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 14.52% and 15.01%, respectively. These returns compare to the 15.20% average annual total return of the Enhanced Dividend Global Equity (“EDGE”) Composite Index (“EDGE Composite Index”) over the same time period. The EDGE Composite Index is comprised of the Barclays Capital U.S. Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Russell 3000® Index (60%).

The components of the Portfolio’s blended benchmark generated average annual total returns of 4.62%, 10.80% and 19.30% for the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI, ex North America® and the Russell 3000® Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Although tactical asset allocation decisions enhanced results, the Portfolio underperformed the EDGE Composite Index during the Reporting Period. In keeping with its investment process, the Portfolio had a significant percentage of its equity allocation invested in two Underlying Funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which each employ call writing strategies and have an emphasis on dividend paying stocks. As the equity market rose during the Reporting Period, the index call writing strategy of these Underlying Funds detracted from the Portfolio’s results.

On the positive side, security selection overall within the Underlying Funds enhanced the Portfolio’s performance. Four of the five Underlying Funds we use to implement our strategic allocation decisions outperformed their respective benchmark indices and those returns flowed through to the Portfolio.

Q	How did Global Tactical Asset Allocation decisions help the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views added modestly to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight U.S. high yield corporate bonds, emerging markets local debt, the Japanese equity market and the U.S. banking sector. The Portfolio’s weighting in the Japanese equity market was implemented through investment in stock futures. A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price. These tactical tilts added modestly to the Portfolio’s results during the Reporting Period. A long position in the U.S. dollar and a short position in the euro were also advantageous.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Four of the five Underlying Funds we use to express our strategic views within the Portfolio outperformed their respective benchmark indices. Those Underlying Funds are the Goldman Sachs International Equity Dividend and Premium Fund, the Goldman Sachs Structured Small Cap Equity Fund, the Goldman Sachs Structured International Small Cap Fund and the Goldman Sachs Structured Emerging Markets Equity Fund.

As a result of its call writing strategy, the Goldman Sachs U.S. Equity Dividend and Premium Fund underperformed its benchmark index during the Reporting Period.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds are likely to trail

PORTFOLIO RESULTS

their respective benchmark indices. Although the Underlying Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

The U.S. and international equity markets rose substantially during the Reporting Period and, although the Goldman Sachs International Equity Dividend and Premium Fund modestly outperformed its benchmark index, the call-writing strategy of both Underlying Funds detracted from results as call options were exercised.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity futures and forward foreign currency exchange contracts. Equity futures were used to implement our views on the Japanese stock market. We used forward foreign currency exchange contracts to adopt a long position in the U.S. dollar and a short position in the euro. In addition, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the fourth quarter of 2010, we shifted the Portfolio to an underweight position in U.S. fixed income through its investment in the Underlying Funds and maintained that position through the end of the Reporting Period.

As U.S. corporate yield spreads widened, we increased the Portfolio’s exposure to U.S. high yield corporate bonds through an allocation to the Goldman Sachs High Yield Fund. In our opinion, the risk/reward potential of the high yield asset class remained compelling despite the possibility that spreads could widen further in response to additional forced deleveraging and future default headline risk. In August 2011, we further increased the Portfolio’s overweight.

We added to the Portfolio’s overweight in the Japanese equity market by purchasing stock futures. Our primary rationale for this decision was attractive valuations. Japanese stocks were trading at a discount to their own historical performance and relative to U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Index, respectively.

In addition, Japanese stocks were setting new historical lows compared to their long-term cash flow potential.

In November 2010, because we believed the euro was overvalued by 10% to 15%, we moved the Portfolio to a long position in the U.S. dollar and a short position in the euro. In our view, the difference in economic growth rates and continued uncertainty about the fiscal challenges of Eurozone countries did not justify the euro trading at a premium to what we considered fair value. We eliminated this position in May 2011 as investor sentiment shifted sharply in favor of the U.S. dollar. Moreover, we believed the catalysts we identified when we initiated the position had been recognized by the market. In addition, consensus growth expectations had been revised upward for the U.S. and downward for Europe, the reserve status of the U.S. dollar was no longer in question, and the Eurozone’s fiscal issues had moved front and center.

In December 2010, we increased exposure to the U.S. banking sector through an exchange-traded fund (“ETF”) focused on large-cap U.S. bank stocks within the Portfolio’s equity allocation. The ETF position equaled approximately 1.9% of the Portfolio’s net assets. We believed U.S. banks had attractive valuations, an improving fundamental outlook and could potentially benefit from supportive market technicals. Also, we thought the prices of U.S. bank stocks could rise as negative investor sentiment dissipated. The ETF position appreciated in value, and so in February 2011, we reduced the Portfolio’s exposure by approximately half.

Until August 2011, the Portfolio was overweight emerging markets local currency sovereign debt through the Portfolio’s allocation to the Goldman Sachs Emerging Markets Local Debt Fund. Emerging markets debt had significantly outperformed between January and July 2011, and while the asset class had been resilient during the market turmoil of July and August in comparison to U.S. equities, emerging markets stocks and high yield corporate bonds, we expected continued market volatility, driven by fiscal uncertainty in the U.S., Europe and China. As a result, we considered it prudent to take profits and eliminated the position.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	As of August 31, 2011, the Portfolio — through its holdings in stock futures — was overweight in the Japanese stock market. It was overweight in large-cap U.S. bank stocks through an investment in an ETF. In fixed income, through allocations to the Underlying Funds, the Portfolio held an overweighted position in high yield securities and an underweighted position in investment grade securities.

FUND BASICS

Enhanced Dividend Global Equity Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	EDGE Composite
September 1, 2010–August 31, 2011	(based on NAV)[1]	Index[2]

Class A	14.52%	15.20%
Institutional	15.01	15.20

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index is an unmanaged index comprised of the Barclays Capital U.S. Aggregate Bond Index (10%), the MSCI ACWI Index, ex North America® (30%) and the Russell 3000® Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	21.05%	0.71%	4/30/08
Institutional	28.69	2.96	4/30/08

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.63%
Institutional	1.05	1.23

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/11[5]

		Since Inception
Class A Shares	One Year	(4/30/08)

Returns before taxes*	8.24%	-1.66%
Returns after taxes on distributions**	7.50	-2.12
Returns after taxes on distributions*** and sale of Fund shares	5.61	-1.54

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

OVERALL UNDERLYING FUND WEIGHTINGS[6]

Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), ex North America (“MSCI ACWI Index”)), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception

Class A (Commenced April 30, 2008)
Excluding sales charges	14.52%	0.02%
Including sales charges	8.24%	–1.66%

Institutional Shares (Commenced April 30, 2008)	15.01%	0.47%

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged
Global Equity Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 16.41% and 16.89%, respectively. These returns compare to the 15.20% average annual total return of the Tax-Advantaged Global (“TAG”) Composite Index (“TAG Composite Index”) over the same time period. The TAG Composite Index is comprised of the Barclays Capital Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Russell 3000® Index (60%).

The components of the Portfolio’s blended benchmark generated average annual total returns of 4.62%, 10.80% and 19.30% for the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI, ex North America® and the Russell 3000® Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Our tactical asset allocation decisions contributed positively to results, helping the Portfolio outperform the TAG Composite Index. Security selection within the Underlying Funds overall also boosted the Portfolio’s results.

Q	How did Global Tactical Asset Allocation decisions help the Portfolio’s performance during the Reporting Period?

A	The implementation of our tactical views added modestly to performance. The Portfolio was underweight U.S. investment grade bonds. It was overweight U.S. high yield corporate bonds, emerging markets local debt, the Japanese equity market and the U.S. banking sector. The Portfolio’s weighting in the Japanese equity market was implemented through investment in stock futures. A stock future, which is traded on an exchange, is a contract that obligates a buyer to purchase stock at a predetermined future date and price. These tactical tilts added modestly to the Portfolio’s results during the Reporting Period. A long position in the U.S. dollar and a short position in the euro were also advantageous.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	All four of the Underlying Funds we use to implement our strategic allocation decisions within the Portfolio outperformed their respective benchmark indices. These Underlying Funds are the Goldman Sachs Structured Tax-Managed International Equity Fund, the Goldman Sachs Structured Tax-Managed Equity Fund, the Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs Structured International Small Cap Equity Fund.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity futures and forward foreign currency exchange contracts. Equity futures were used to implement our views on the Japanese stock market. We used forward foreign currency exchange contracts to adopt a long position in the U.S. dollar and a short position in the euro. In addition, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the fourth quarter of 2010, we shifted the Portfolio to an underweight position in U.S. fixed income through its investment in the Underlying Funds and maintained that position through the end of the Reporting Period.

PORTFOLIO RESULTS

As U.S. corporate yield spreads widened, we increased the Portfolio’s exposure to U.S. high yield corporate bonds through an allocation to the Goldman Sachs High Yield Fund. In our opinion, the risk/reward potential of the high yield asset class remained compelling despite the possibility that spreads could widen further in response to additional forced deleveraging and future default headline risk. In August 2011, we further increased the Portfolio’s overweight.

We added to the Portfolio’s overweight in the Japanese equity market by purchasing stock futures. Our primary rationale for this decision was attractive valuations. Japanese stocks were trading at a discount to their own historical performance and relative to U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Index, respectively. In addition, Japanese stocks were setting new historical lows compared to their long-term cash flow potential.

In November 2010, because we believed the euro was overvalued by 10% to 15%, we moved the Portfolio to a long position in the U.S. dollar and a short position in the euro. In our view, the difference in economic growth rates and continued uncertainty about the fiscal challenges of Eurozone countries did not justify the euro trading at a premium to what we considered fair value. We eliminated this position in May 2011 as investor sentiment shifted sharply in favor of the U.S. dollar. Moreover, we believed the catalysts we identified when we initiated the position had been recognized by the market. In addition, consensus growth expectations had been revised upward for the U.S. and downward for Europe, the reserve status of the U.S. dollar was no longer in question, and the Eurozone’s fiscal issues had moved front and center.

In December 2010, we increased exposure to the U.S. banking sector through an exchange-traded fund (“ETF”) focused on large-cap U.S. bank stocks within the Portfolio’s equity allocation. The ETF position equaled approximately 1.9% of the Portfolio’s net assets. We believed U.S. banks had attractive valuations, an improving fundamental outlook and could potentially benefit from supportive market technicals. Also, we thought the prices of U.S. bank stocks could rise as negative investor sentiment dissipated. The ETF position appreciated in value, and so in February 2011, we reduced the Portfolio’s exposure by approximately half.

Until August 2011, the Portfolio was overweight emerging markets local currency sovereign debt through the Portfolio’s allocation to the Goldman Sachs Emerging Markets Local Debt Fund. Emerging markets debt had significantly outperformed between January and July 2011, and while the asset class had been resilient during the market turmoil of July and August in comparison to U.S. equities, emerging markets stocks and high yield corporate bonds, we expected continued market volatility, driven by fiscal uncertainty in the U.S., Europe and China. As a result, we considered it prudent to take profits and eliminated the position.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	As of August 31, 2011, the Portfolio — through its holdings in stock futures — was overweight in the Japanese stock market. It was overweight in large-cap U.S. bank stocks through an investment in an ETF. In fixed income, through allocations to the Underlying Funds, the Portfolio held an overweighted position in high yield securities and an underweighted position in investment grade securities.

FUND BASICS

Tax-Advantaged Global Equity Portfolio
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	TAG Composite
September 1, 2010–August 31, 2011	(based on NAV)[1]	Index[2]

Class A	16.41%	15.20%
Institutional	16.89	15.20

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index is an unmanaged index comprised of the Barclay’s Capital U.S. Aggregate Bond Index (10%), the MSCI ACWI Index, ex North America® (30%) and the Russell 3000® Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	23.47%	-0.71%	4/30/08
Institutional	31.17	1.51	4/30/08

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.44%
Institutional	0.95	1.04

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. The Portfolio’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 8/31/11[5]

		Since Inception
Class A Shares	One Year	(4/30/08)

Returns before taxes*	9.96%	-3.35%
Returns after taxes on distributions**	9.56	-3.63
Returns after taxes on distributions*** and sale of Fund shares	6.71	-2.92

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), ex North America (“MSCI ACWI Index”)), are also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception

Class A (Commenced April 30, 2008)
Excluding sales charges	16.41%	–1.71%
Including sales charges	9.96%	–3.35%

Institutional Shares (Commenced April 30, 2008)	16.89%	–1.29%

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 96.1%
Equity – 90.8%
9,132,934	Goldman Sachs U.S. Equity Dividend and Premium Fund – 50.1%	$84,296,978
5,466,820	Goldman Sachs International Equity Dividend and Premium Fund – 24.3%	40,891,812
1,320,947	Goldman Sachs Structured Small Cap Equity Fund – 9.6%	16,141,971
759,746	Goldman Sachs Structured Emerging Markets Equity Fund – 3.9%	6,571,804
587,350	Goldman Sachs Structured International Small Cap Fund – 2.9%	4,916,116

		152,818,681

Fixed Income – 5.3%
1,174,131	Goldman Sachs High Yield Fund – 4.8%	8,148,468
75,316	Goldman Sachs Core Fixed Income Fund – 0.5%	770,486

		8,918,954

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 96.1%
(Cost $146,977,875)		$161,737,635

Shares	Description	Value

Exchange Traded Fund – 0.9%
75,510	SPDR KBW Bank Fund	$1,502,649
(Cost $1,660,485)

TOTAL INVESTMENTS – 97.0%
(Cost $148,638,360)		$163,240,284

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		5,113,340

NET ASSETS – 100.0%		$168,353,624

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

Investment Abbreviation:
KBW	—	Keefe, Bruyette & Woods
SPDR	—	Standard and Poor’s Depositary Receipts

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Nikkei 225 Index	142	September 2011	$6,411,300	$(181,669)

16          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments
August 31, 2011

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 95.3%
Equity – 90.1%
22,088,626	Goldman Sachs Structured Tax-Managed Equity Fund – 59.2%	$218,898,281
12,146,799	Goldman Sachs Structured International Tax-Managed Equity Fund – 24.2%	89,400,438
1,649,040	Goldman Sachs Structured Emerging Markets Equity Fund – 3.8%	14,264,193
1,276,822	Goldman Sachs Structured International Small Cap Fund – 2.9%	10,687,000

		333,249,912

Fixed Income – 5.2%
2,549,936	Goldman Sachs High Yield Fund – 4.8%	17,696,553
159,463	Goldman Sachs Core Fixed Income Fund – 0.4%	1,631,311

		19,327,864

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 95.3%
(Cost $298,672,301)		$352,577,776

Shares	Description	Value

Exchange Traded Fund – 1.0%
173,270	SPDR KBW Bank Fund	$3,448,073
(Cost $3,857,873)

TOTAL INVESTMENTS – 96.3%
(Cost $302,530,174)		$356,025,849

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.7%		13,823,998

NET ASSETS – 100.0%		$369,849,847

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

Investment Abbreviation:
KBW	—	Keefe, Bruyette & Woods
SPDR	—	Standard and Poor’s Depositary Receipts

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Nikkei 225 Index	312	September 2011	$14,086,800	$(471,057)

The accompanying notes are an integral part of these financial statements.          17

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2011

	Enhanced	Tax-
	Dividend	Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio
Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $146,977,875 and $298,672,301, respectively)	$161,737,635	$352,577,776
Investments in Unaffiliated Funds, at value (identified cost $1,660,485 and $3,857,873, respectively)	1,502,649	3,448,073
Cash(a)	2,838,309	5,726,084
Receivables:
Investment securities sold	3,708,759	8,212,019
Portfolio shares sold	101,065	984,561
Due from broker — variation margin, at value	88,750	195,000
Reimbursement from investment adviser	8,576	15,728
Other assets	431	1,207

Total assets	169,986,174	371,160,448

Liabilities:

Payables:
Portfolio shares redeemed	931,825	282,717
Investment securities purchased	571,260	813,681
Amounts owed to affiliates	61,675	130,902
Accrued expenses	67,790	83,301

Total liabilities	1,632,550	1,310,601

Net Assets:

Paid-in capital	161,754,575	330,758,101
Distributions in excess of net investment income	(1,190)	(450,086)
Accumulated net realized loss from investment, futures and foreign currency related transactions	(7,820,016)	(13,482,786)
Net unrealized gain on investments and futures	14,420,255	53,024,618

NET ASSETS	$168,353,624	$369,849,847

Net Assets:
Class A	$102,497,970	$222,001,671
Institutional	65,855,654	147,848,176

Total Net Assets	$168,353,624	$369,849,847

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	11,102,673	24,713,275
Institutional	7,105,926	16,348,699

Net asset value, offering and redemption price per share:(b)
Class A	$9.23	$8.98
Institutional	9.27	9.04

(a)	Includes restricted cash relating to initial margin requirements and collateral on futures transactions of $625,000 and $1,345,000 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $9.77 and $9.50, respectively.

18          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended August 31, 2011

	Enhanced	Tax-
	Dividend	Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$3,492,705	$5,700,601
Dividends from Unaffiliated Funds	10,356	27,482

Total investment income	3,503,061	5,728,083

Expenses:

Distribution and Service fees — Class A Shares	227,736	529,215
Management fees	209,289	517,788
Transfer Agent fees(a)	192,453	455,608
Professional fees	67,232	68,913
Custody and accounting fees	44,041	49,335
Printing and mailing costs	36,443	59,101
Registration fees	31,349	37,031
Trustee fees	15,760	15,952
Other	8,483	14,140

Total expenses	832,786	1,747,083

Less — expense reductions	(183,743)	(196,100)

Net expenses	649,043	1,550,983

NET INVESTMENT INCOME	2,854,018	4,177,100

Realized and unrealized gain (loss) from investment, futures and forward foreign currency exchange transactions:

Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(302,344)	(236,773)
Investments in Unaffiliated Funds	114,383	457,532
Futures transactions	(323,620)	(723,772)
Capital gain distributions from Affiliated Underlying Funds	392,996	79,195
Forward foreign currency exchange transactions	(174,591)	(487,482)
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	6,660,246	36,645,409
Investments in Unaffiliated Funds	(157,836)	(409,800)
Futures	(86,220)	(200,105)
Forward foreign currency exchange contracts	14,467	37,396

Net realized and unrealized gain from investment, futures and forward foreign currency exchange transactions	6,137,481	35,161,600

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,991,499	$39,338,700

(a)	Class A and Institutional Shares had Transfer Agent fees of $173,080 and $19,373, respectively, for the Enhanced Dividend Global Equity Portfolio and $402,206 and $53,402, respectively, for the Tax-Advantaged Global Equity Portfolio.

The accompanying notes are an integral part of these financial statements.          19

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend
	Global Equity Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income	$2,854,018	$1,453,557
Net realized gain (loss) from investment, futures and forward foreign currency exchange transactions and capital gain distributions	(293,176)	282,144
Net change in unrealized gain (loss) on investments, futures and forward foreign exchange currency contracts	6,430,657	1,240,822

Net increase (decrease) in net assets resulting from operations	8,991,499	2,976,523

Distributions to shareholders:

From net investment income
Class A Shares	(1,883,724)	(842,358)
Institutional Shares	(1,160,654)	(636,258)
From net realized gains
Class A Shares	(343,493)	(90,446)
Institutional Shares	(182,141)	(59,353)

Total distributions to shareholders	(3,570,012)	(1,628,415)

From share transactions:

Proceeds from sales of shares	110,254,962	46,766,017
Reinvestment of distributions	2,907,910	1,057,724
Cost of shares redeemed	(35,513,941)	(19,564,719)

Net increase in net assets resulting from share transactions	77,648,931	28,259,022

TOTAL INCREASE	83,070,418	29,607,130

Net assets:

Beginning of year	85,283,206	55,676,076

End of year	$168,353,624	$85,283,206

Accumulated undistributed (distributions in excess of) net investment income	$(1,190)	$173,586

20          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Tax-Advantaged
Global Equity Portfolio
For the Fiscal	For the Fiscal
Year Ended	Year Ended
August 31, 2011	August 31, 2010

$4,177,100	$2,971,111

(911,300)	391,536
36,072,900	(3,717,249)

39,338,700	(354,602)

(2,427,936)	(2,289,803)
(2,187,533)	(785,086)

(718,648)	(315,341)
(457,481)	(92,797)

(5,791,598)	(3,483,027)

183,159,320	115,341,573
4,937,316	3,001,631
(100,340,567)	(14,879,017)

87,756,069	103,464,187

121,303,171	99,626,558

248,546,676	148,920,118

$369,849,847	$248,546,676

$(450,086)	$361,047

The accompanying notes are an integral part of these financial statements.          21

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)(b)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$8.27	$0.18	$1.03	$1.21	$(0.20)	$(0.05)	$—	$(0.25)
2011 - Institutional	8.30	0.22	1.04	1.26	(0.24)	(0.05)	—	(0.29)

2010 - A	7.98	0.15	0.32	0.47	(0.16)	(0.02)	—	(0.18)
2010 - Institutional	8.00	0.19	0.32	0.51	(0.19)	(0.02)	—	(0.21)

2009 - A	9.12	0.11	(1.09)	(0.98)	(0.16)	—	—	(0.16)
2009 - Institutional	9.13	0.17	(1.12)	(0.95)	(0.18)	—	—	(0.18)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced April 30, 2008)	10.00	0.03	(0.80)	(0.77)	(0.08)	—	(0.03)	(0.11)
2008 - Institutional (Commenced April 30, 2008)	10.00	0.07	(0.83)	(0.76)	(0.08)	—	(0.03)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.

22          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(c)	(in 000s)	net assets(d)	net assets(d)	net assets(b)	rate

$9.23	14.52%	$102,498	0.60%	0.73%	1.91%	25%
9.27	15.01	65,856	0.20	0.33	2.28	25

8.27	5.80	54,481	0.60	0.78	1.74	42
8.30	6.31	30,802	0.20	0.38	2.18	42

7.98	(10.53)	32,912	0.60	1.56	1.67	75
8.00	(10.11)	22,764	0.20	1.16	2.45	75

9.12	(7.70)	4,043	0.60 (e)	4.05 (e)	1.00 (e)	9
9.13	(7.58)	20,332	0.20 (e)	3.65 (e)	2.13 (e)	9

The accompanying notes are an integral part of these financial statements.          23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$7.84	$0.10	$1.19	$1.29	$(0.12)	$(0.03)	$(0.15)
2011 - Institutional	7.89	0.14	1.19	1.33	(0.15)	(0.03)	(0.18)

2010 - A	7.78	0.11	0.10	0.21	(0.13)	(0.02)	(0.15)
2010 - Institutional	7.82	0.14	0.10	0.24	(0.15)	(0.02)	(0.17)

2009 - A	9.25	0.08	(1.44)	(1.36)	(0.11)	—	(0.11)
2009 - Institutional	9.27	0.13	(1.47)	(1.34)	(0.11)	—	(0.11)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced April 30, 2008)	10.00	— (e)	(0.75)	(0.75)	—	—	—
2008 - Institutional (Commenced April 30, 2008)	10.00	0.01	(0.74)	(0.73)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income		Portfolio
value, end	Total	period	to average	to average	(loss) to average		turnover
of period	return(c)	(in 000s)	net assets(d)	net assets(d)	net assets(b)		rate

$8.98	16.41%	$222,002	0.60%	0.66%	1.05%		23%
9.04	16.89	147,848	0.20	0.26	1.46		23

7.84	2.56	191,008	0.60	0.69	1.30		23
7.89	2.94	57,539	0.20	0.29	1.73		23

7.78	(14.61)	120,898	0.60	1.11	1.12		52
7.82	(14.16)	28,022	0.20	0.71	1.85		52

9.25	(7.40)	20,710	0.60 (f)	3.25 (f)	(0.05	)(f)	15
9.27	(7.30)	8,536	0.20 (f)	2.85 (f)	0.33	(f)	15

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements
August 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Portfolio	Share Classes Offered	Non-diversified

Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.
The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of such funds on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Portfolios and Underlying Funds may invest in debt securities, which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined, under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Portfolios and Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV of the investment company on the valuation date.
The Portfolios and Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s or an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of the Underlying Funds and Unaffiliated Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from the Underlying Funds and Unaffiliated Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Portfolios, which may not specifically relate to the Portfolios, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Portfolio based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service fees and Transfer Agent fees.
Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared/Paid	Declared/Paid

Enhanced Dividend Global Equity	Quarterly	Annually

Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

F. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolios deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolios equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Portfolios recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolios’ strategies and potentially result in a loss. The Portfolios must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. FAIR VALUE OF INVESTMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Portfolios’ investments and derivatives categorized in the fair value hierarchy as of August 31, 2011:

ENHANCED DIVIDEND GLOBAL EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$152,818,681	$—	$—
Fixed Income Underlying Funds	8,918,954	—	—
Exchange Traded Fund	1,502,649	—	—

Total	$163,240,284	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(181,669)	$—	$—

TAX-ADVANTAGED GLOBAL EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$333,249,912	$—	$—
Fixed Income Underlying Funds	19,327,864	—	—
Exchange Traded Fund	3,448,073	—	—

Total	$356,025,849	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(471,057)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

4. INVESTMENTS IN DERIVATIVES

The Portfolios and certain Underlying Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended August 31, 2011, the Portfolios entered into certain derivative contract types. These instruments were used to meet the Portfolios’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of August 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

		Statements of Assets
		and Liabilities
Portfolio	Risk	Location	Liabilities
Enhanced Dividend Global Equity	Equity	Due to broker — variation margin, at value	$(181,669	)(a)

Tax-Advantaged Global Equity	Equity	Due to broker — variation margin, at value	$(471,057	)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operation Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange transactions/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(174,591)	$14,467	1

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(323,620)	(86,220)	84

Total		$(498,211)	$(71,753)	85

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operation Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange transactions/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(487,482)	$37,396	1

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(723,772)	(200,105)	221

Total		$(1,211,254)	$(162,709)	222

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

B. Distribution and Service Plan — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted a Distribution and Service Plans (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares. The Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2011, Goldman Sachs advised that it did not retain any Class A front-end sales charges.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of average daily net assets for Class A Shares and 0.04% of average daily net assets for Institutional Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

arrangements without the approval of the trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses.
For the fiscal year ended August 31, 2011, these expense reductions, including Other Expense reimbursements, were approximately $184,000 and $196,000 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.
As of August 31, 2011, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Portfolio	Fees	Fees	Agent Fees	Total

Enhanced Dividend Global Equity	$21	$22	$19	$62

Tax-Advantaged Global Equity	45	46	40	131

F. Line of Credit Facility — As of August 31, 2011, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2011, the Portfolios did not have any borrowings under the facility.

G. Other Transactions with Affiliates — For the fiscal year ended August 31, 2011, Goldman Sachs earned approximately $1,800 and $4,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.
As of August 31, 2011, the Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

	Enhanced Dividend	Tax-Advantaged
Underlying Funds	Global Equity	Global Equity

Goldman Sachs International Equity Dividend and Premium	12%	—%

Goldman Sachs Structured International Tax-Managed Equity	—	56

Goldman Sachs Structured Small Cap Equity	8	—

Goldman Sachs Structured Tax-Managed Equity	—	66

Goldman Sachs U.S. Equity Dividend and Premium	14	—

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The table below shows the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended August 31, 2011 (in thousands):

Enhanced Dividend Global Equity
							Net Realized
							Gain (Loss)
	Market		Proceeds		Market		and Capital
	Value	Purchases	from	Unrealized	Value	Dividend	Gain
Underlying Funds	8/31/2010	at Cost	Sales	Appreciation	08/31/2011	Income	Distributions

Goldman Sachs Core Fixed Income Fund	$2,152	$4,639	$(6,017)	$2	$771	$9	$61

Goldman Sachs High Yield Fund	1,730	7,174	(457)	138	8,148	408	(5)

Goldman Sachs International Equity Dividend and Premium Fund	21,275	24,329	(4,070)	657	40,892	1,004	291

Goldman Sachs Local Emerging Markets Debt Fund	3,521	3,103	(6,771)	—	—	240	259

Goldman Sachs Structured Emerging Markets Equity Fund	3,417	3,965	(1,126)	1,258	6,572	52	(5)

Goldman Sachs Structured International Small Cap Fund	2,518	2,721	(700)	943	4,916	97	(21)

Goldman Sachs Structured Small Cap Equity Fund	7,590	9,337	(2,639)	2,706	16,142	89	1

Goldman Sachs U.S. Equity Dividend and Premium Fund	41,983	48,743	(11,037)	9,056	84,297	1,594	(490)

Totals	$84,186	$104,011	$(32,817)	$14,760	$161,738	$3,493	$91

Tax-Advantaged Global Equity
							Net Realized
							Gain (Loss)
	Market		Proceeds		Market		and Capital
	Value	Purchases	from	Unrealized	Value	Dividend	Gain
Underlying Funds	8/31/2010	at Cost	Sales	Appreciation	08/31/2011	Income	Distributions

Goldman Sachs Core Fixed Income Fund	$6,375	$9,563	$(14,280)	$4	$1,631	$25	$165

Goldman Sachs High Yield Fund	5,053	14,168	(1,017)	835	17,697	1,000	(11)

Goldman Sachs Local Emerging Markets Debt Fund	10,401	4,865	(15,660)	—	—	622	690

Goldman Sachs Structured Emerging Markets Equity Fund	10,277	5,698	(2,909)	3,639	14,264	155	(17)

Goldman Sachs Structured International Small Cap Fund	7,473	3,610	(1,753)	2,621	10,687	291	(39)

Goldman Sachs Structured International Tax-Managed Equity Fund	62,454	33,838	(10,205)	6,926	89,401	1,562	(192)

Goldman Sachs Structured Tax-Managed Equity Fund	142,338	75,415	(29,535)	39,880	218,898	2,046	(754)

Totals	$244,371	$147,157	$(75,359)	$53,905	$352,578	$5,701	$(158)

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds and long-term securities for the fiscal year ended August 31, 2011, were as follows:

Portfolio	Purchases	Sales

Enhanced Dividend Global Equity	$106,379,331	$33,638,805

Tax-Advantaged Global Equity	153,845,217	78,646,749

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2011, was as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Distributions paid from ordinary income	$3,570,012	$5,791,598

The tax character of distributions paid during the fiscal year ended August 31, 2010, was as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Distributions paid from ordinary income	$1,628,415	$3,483,027

As of August 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Undistributed ordinary income — net	$247,548	$282,042

Timing differences (post-October loss deferral)	(160,124)	(704,154)
Unrealized gains — net	6,511,625	39,513,858

Total accumulated earnings — net	$6,599,049	$39,091,746

As of August 31, 2011, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Tax cost	$156,728,659	$316,511,991

Gross unrealized gain	14,759,760	53,905,475
Gross unrealized loss	(8,248,135)	(14,391,617)

Net unrealized security gain	$6,511,625	$39,513,858

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and losses with respect to transactions between Underlying Funds.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations differences in the tax treatment of Underlying Fund investments, and foreign currency transactions.

		Accumulated
	Accumulated	Undistributed Net
	Net Realized	Investment
	Gains (Loss)	Income (Loss)

Enhanced Dividend Global Equity	$(15,584)	$15,584

Tax-Advantaged Global Equity	372,764	(372,764)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Concentration in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2011, the Enhanced Dividend Global Equity Portfolio invested 50.1% and 24.3% of its portfolio in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will sell call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will sell call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

8. OTHER RISKS (continued)

As of August 31, 2011, the Tax-Advantaged Global Equity Portfolio invested 59.2% and 24.2% of its portfolio in the Goldman Sachs Structured Tax-Managed Equity Fund (the “Structured Tax-Managed Equity Fund”) and the Goldman Sachs Structured International Tax-Managed Equity Fund (the “Structured International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The Structured International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.
The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Liquidity Risk — The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets by the Portfolios and Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,543,511	$73,754,379	3,778,328	$32,253,139
Reinvestment of distributions	214,479	2,076,084	97,106	813,382
Shares redeemed	(3,241,959)	(30,890,291)	(1,413,494)	(12,178,094)

	4,516,031	44,940,172	2,461,940	20,888,427

Institutional Shares
Shares sold	3,807,247	36,500,583	1,701,134	14,512,878
Reinvestment of distributions	85,370	831,826	29,131	244,342
Shares redeemed	(498,247)	(4,623,650)	(863,207)	(7,386,625)

	3,394,370	32,708,759	867,058	7,370,595

NET INCREASE	7,910,401	$77,648,931	3,328,998	$28,259,022

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,677,529	$80,970,161	10,073,541	$82,827,991
Reinvestment of distributions	298,978	2,762,554	292,604	2,396,427
Shares redeemed	(8,632,484)	(77,024,998)	(1,529,054)	(12,645,158)

	344,023	6,707,717	8,837,091	72,579,260

Institutional Shares
Shares sold	11,242,289	102,189,159	3,901,401	32,513,582
Reinvestment of distributions	234,197	2,174,762	73,626	605,204
Shares redeemed	(2,419,869)	(23,315,569)	(265,804)	(2,233,859)

	9,056,617	81,048,352	3,709,223	30,884,927

NET INCREASE	9,400,640	$87,756,069	12,546,314	$103,464,187

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax- Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the brokers and transfer agent of the Underlying Funds and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2011

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2011 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio			Tax-Advantaged Global Equity Portfolio
			Expenses			Expenses
			Paid for the			Paid for the
	Beginning	Ending	6 Months	Beginning	Ending	6 Months
	Account Value	Account Value	Ended	Account Value	Account Value	Ended
Share Class	3/01/11	8/31/11	8/31/11*	3/01/11	8/31/11	8/31/11*
Class A
Actual	$1,000	$932.80	$2.92	$1,000	$931.50	$2.92
Hypothetical 5% return	1,000	1,022.18 +	3.06	1,000	1,022.18 +	3.06

Institutional
Actual	1,000	935.70	0.98	1,000	933.90	0.97
Hypothetical 5% return	1,000	1,024.20 +	1.02	1,000	1,024.20 +	1.02

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional

Enhanced Dividend Global Equity	0.60%	0.20%
Tax-Advantaged Global Equity	0.60	0.20

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity and Goldman Sachs Tax-Advantaged Global Equity Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:

(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to reimburse certain expenses of the Portfolios and Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;

(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid, an update on the Investment Adviser’s soft dollars practices, and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and compliance reports.
The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management teams managing some of the Underlying Funds, that had occurred in recent periods, the potential benefit to the Portfolios and the Underlying Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, Underlying Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of the Portfolios to their peers using rankings compiled by the Outside Data Provider. The information on each Portfolio’s investment performance was provided for the one-year period ended December 31, 2010. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions. The Trustees considered whether each Portfolio had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Tax-Advantaged Global Equity Portfolio had outperformed its benchmark index and that the Enhanced Dividend Global Equity Portfolio had underperformed its benchmark index. The Independent Trustees also noted that while the Portfolios ranked in the bottom half of their respective peer groups for the year ended December 31, 2010, their performance as measured against their benchmark indices for the one- and three-year periods ended May 31, 2011 had been competitive.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a three-year history comparing each Portfolio’s expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Portfolios’ and Underlying Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels, and to waive portions of management fees paid by certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.
In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for certain Underlying Funds’ breakpoint structures. The Trustees noted that the Portfolios themselves do not have breakpoints, but that the benefits of the fee breakpoints on certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amount of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit “other expenses” ratios of the Portfolios and Underlying Funds to certain amounts. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from the securities lending program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2012.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	99	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	99	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of August 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of other trusts within the Goldman Sachs Mutual Fund Complex. Mr Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2011, the Trust consisted of 85 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2011, 51.13%, and 43.31% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2011, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate 67.09% and 62.63%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2011, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate $525,634, and $1,211,652, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $720.3 billion in assets under management as of June 30, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of August 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A summary prospectus, if available, or a Prospectus for the Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Fund.

© 2011 Goldman Sachs. All rights reserved. 61163.MF.MED.TMPL/10/2011 TAGEDGAR11/1K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,621,427	$2,616,425	Financial Statement audits. $133,206 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$37,500	$110,517	Other attest services.

Tax Fees:

• PwC	$750,377	$894,197	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,339,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended August 31, 2011 and August 31, 2010 were approximately $787,877 and $1,004,714 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 20, 2011